                                                                    EXHIBIT 10.2


                                 LOAN AGREEMENT


THE FIRST INDEPENDENCE BANK, (hereafter called "bank" or "the bank"), and Flordeco, LTD. (hereafter called "Borrower" or "the Borrower") agree on 3rd day of August, 1996 as follows:

THE LOAN. The Bank will loan the Borrower $500,000 (the "Loan") which will be used for the purpose of funding future real estate purchases and seasonal working capital requirements. The terms and conditions of the loan are spelled out below.

1. Security. Each and every promissory note delivered, or to be delivered, to Debtor by purchasers of units in Debtor, which units represent limited partnership interests in Debtor, pursuant to the terms of the Subscription Agreement for units of Debtor, the Prospectus of Debtor dated August 12, 1996, and related documents.

2. Guarantors. Mr. Thomas R. Cronin, Sr., and Flordeco, Inc.

3. Commitment Fee. $3,750.

REPRESENTATIONS. Borrower represents and warrants to Bank that the following paragraphs are true and correct:

1. Power. Borrower is a Florida limited partnership, duly organized, validly existing, and in good standing under the laws of the State of Florida and has full power to execute this Agreement, to borrow money in accordance with the terms hereof, and to do any and all things required herein.

2. Authority. The execution of this Agreement and the documents provided for herein have been duly authorized by appropriate partnership action; and no provision of Borrower's Partnership Agreement, regulations, or of any agreement or undertaking to which Borrower is a party conflicts with or prevents the Borrower from executing and carrying out the terms of this Agreement and the loan's implementing documents.

3. Financial Condition. The financial statements, delivered to the Bank, are true and show on a consolidated and consolidating basis the financial condition of Borrower and any subsidiaries. Nothing has occurred or will occur before funding that will materially affect in any adverse manner the condition of the Borrower or any subsidiary as disclosed in the financial statements,

Borrower has no known actual or contingent liabilities, except such as are reflected in the financial statements or in other documents that have been delivered to the Bank.

4. Liens. There are no liens or encumbrances on any of the assets of the Borrower or any subsidiary other than those granted to the Bank or those shown on a special attachment to the Borrower's most recent financial statements.

5. Taxes. Borrower has filed all required federal, state, and local tax returns and has paid all taxes and assessments as shown on such returns as they have become due. No claims have been asserted or are unpaid with respect to such taxes except as disclosed in the financial statements.

BORROWER'S AFFIRMATIVE DUTIES: While the Loan is unpaid:

1. Annual Financial Statements. Borrower will furnish to the Bank, not later than 90 days after the expiration of each fiscal year, detailed reports of the Borrower covering such fiscal year. These are to be prepared on a consolidated and consolidating basis and will be certified to by a CPA firm satisfactory to the Bank. No change in accounting procedures or the CPA firm will be made without the written permission of the bank.

2. Guarantors financial statements. All guarantors will provide to the Bank, annual personal financial statements and tax returns, including K-1 schedules.

3. Insurance. Borrower will maintain property insurance (with Bank named as loss payee) with responsible companies in such amounts and against such risks as is customarily carried by prudent owners of similar businesses and property. Borrower will promptly furnish the Bank a schedule of all such insurance. Updates will be furnished annually thereafter. These annual updates will be furnished as a schedule to the annual audited financial statements. Bank will be furnished copies of insurance policies as requested.

4. Taxes. Borrower will promptly pay when due all taxes, assessments, and governmental charges of every kind and nature lawfully levied, assessed, or imposed upon Borrower or its properties except to the extent contested in good faith, and in this connection will establish and maintain a reserve for federal income taxes in accordance with generally accepted accounting practices.

5. Maintenance of Fixed Assets. The Borrower shall maintain all property, plant, equipment, and rolling stock in a good state of repair.

6. Contingent Liabilities. The Bank will be informed of any litigation, changes in contractual obligations, or other changes in the status quo of the borrower that could materially affect the business.

7. Attorney's Fees. All attorney's fees and other direct Bank expenses incurred in connection with the origination of the loan shall be paid by the Borrower.

8. Information. Borrower will furnish to the Bank with reasonable promptness such data and information concerning the business of the Borrower as may be requested by the Bank from time to time. Bank may inspect the Borrower's books and records, as well as the plant, inventory, and equipment at any time.

BORROWER ALSO COVENANTS

1. Management. Borrower will maintain executive management which shall at all times be satisfactory to the Bank and will notify Bank of any management changes. Bank is satisfied with the existing executive management of the Borrower.

3. Partnership Status. Borrower will maintain its partnership existence in good standing. Borrower will not merge or consolidate with or into another entity, except that a subsidiary of Borrower may merge with another subsidiary of Borrower, or with the Borrower so long as Borrower is the continuing corporation. Borrower will not change the character of its business.

4. Bank Account. Borrower will regularly deposit all funds received from its business activities in accounts maintained by Borrower at Bank. Payments of interest and principal due on the loan and any other obligations created by this Agreement may at Bank's discretion be charged against any of Borrower's accounts with Bank. Borrower hereby grants to the Bank the unrestricted right of set-off against any account of Borrower with the Bank. Bank will notify Borrower of all charges which Bank makes against Borrower's account upon the making of such charges.

EVENTS OF DEFAULT. Borrower will be in default under this Agreement and all the documents given in connection herewith upon the happening of any of the following events:

1. Payment. If Borrower fails to pay (1) all or any part of the principal or interest of any note or any renewal note issued under this Agreement or (2) any other amount Borrower owes Bank when the same is due and such failure continues for a period of 10 days.

2. Duties. If Borrower fails to perform an of the duties to be performed by Borrower in this Agreement or any document given in connection herewith, and such failure continues for 30 days after written notice thereof has been given to Borrower by the Bank.

3. Other Obligations. If Borrower Defaults in any payment of principal or interest on any other obligation for borrowed money beyond any period of grace provided with respect thereto, or in the performance of any other agreement, term or condition contained in any agreement under which such obligation is created, if the effect of such default is to cause or permit a holder of such obligation to cause such obligation to become due prior to its stated maturity.

4. Misrepresentation. If any representation or warranty made by the Borrower or any officer thereof in this Agreement or in any written statement, certificate, or document now or later furnished by or for Borrower in connection herewith proves to be materially untrue as of the date with respect to which it was made.

REMEDIES. While Borrower is in default and at any time thereafter during the continuance of such default, the Bank may, at the same or different times, take one or more of the following actions:

1. Terminate its commitment to make loans hereunder.

2. The Bank may, by giving written notice to the Borrower then or at any time thereafter, in its absolute discretion, declare the amount then remaining unpaid on any notes or any renewal notes issued under this agreement to be forthwith due and payable, anything herein contained or in any note or any renewal note to the contrary notwithstanding.

MISCELLANEOUS. While the note is unpaid.

1. Costs and Expenses of the Bank. In addition to other obligations hereunder, the Borrower will also pay all out-of-pocket expenses incurred by the Bank in connection with the preparation of the Agreement and all the documents executed in connection herewith (whether or not the transaction hereby or thereby contemplated shall be consummated) and the enforcement and protection of the rights of the Bank in connection with this Agreement and all the documents executed in connection herewith.

2. Modifications and Consents. No modification or waiver of any provision of this Agreement nor consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance for the purpose for which given. No notice of demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar, or other circumstances.

3. Documents. Borrower will execute and cause others to execute and deliver to the Bank the documents necessary to consummate the transactions contemplated hereby (in a form satisfactory to Bank). Bank will have no duty to make any loans until it has received all requested documents and any other items it deems necessary for its files.

4. Notice. The service upon the Borrower of any notice provided for in this Agreement may be made by mailing by registered mail a copy of such notice to the last known address of the Borrower as shown by the records of the Bank.

5. No Waiver. No delay on the part of the Bank in exercising any right, power, or privilege shall operate as a waiver thereof. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Bank would otherwise have.

6. Binding Effect. This Agreement and the documents executed in connection herewith will be construed in accordance with the laws of the State of Florida. It may be executed in any number of counterparts which together shall constitute but one and the same instrument and will bind and benefit the Borrower and the Bank and their Respective successors and transferees.

7. Good Faith. The Bank acknowledges that all dealings by the Borrower that precede this agreement were done in good faith with no fraudulent intent. The Borrower acknowledges that all dealings by the Bank that precede this agreement were done in good faith with no fraudulent intent. Any future questions regarding good faith or intent will be resolved by mutual agreement between the parties if this is possible. If this is not possible and unresolved questions of good faith or intent must be litigated, the rights to a jury trial are hereby waived. If the party who files such suit loses, that party will pay all resulting legal fees incurred by the party that wins the suit.

8. Oral Agreements. All previous oral agreements between the Bank and the Borrower have been superseded by this loan agreement. All future oral agreements shall be null and void if not reduced to writing in seven days. This document can be amended only by writings signed by both parties.

DATED:  March 3rd, 1997

FIRST INDEPENDENCE BANK       FLORDECO, LTD, a Florida limited partnership

                              By: INVESTORS TRUST, INC., a Florida corporation, its General Partner


By /s/ Kenneth J. Iglesias              By /s/ Allan Fox
  ----------------------------            --------------------------------------
                                          Allan Fox, President



Its  Senior Vice President              Its
   ---------------------------             -------------------------------------

                                 PROMISSORY NOTE
                           (Revolving Line of Credit)


$500,000.00
                                                                   MARCH 3, 1997


         FOR VALUE RECEIVED, FLORDECO, LTD., A FLORIDA LIMITED PARTNERSHIP (sometimes hereinafter referred to as the "undersigned" or the "Borrower"), promises to pay to the order of FIRST INDEPENDENCE BANK OF FLORIDA, a Florida banking corporation, or any subsequent holder of this note ("Bank"), at its principal offices located at 16740 San Carlos Boulevard, S.W., P.O. Box 08009, Fort Myers, Florida 33908 (or at such other place or places as Bank may designate) the principal sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) or so much thereof as may be from time to time outstanding, subject to the restrictions set forth in Section 4 below, plus interest thereon at the Rate hereinafter defined, all in accordance with the terms and conditions of this Promissory Note (the "Note"). This Note is secured by an Assignment and Security Agreement and UCC Financing Statements of even date filed or to be filed for record in the public records of Lee County, Florida, and in the Office of the Secretary of State of the State of Florida (the "Financing Statements") and other agreements by and between Borrower and Bank. The Assignment and Security Agreement and Financing Statements and such other agreements are hereinafter referred to collectively as the "Security Documents" and the loan evidenced thereby is hereinafter referred to as the "Loan." Terms used herein but not otherwise defined hereunder are defined as set forth in the Security Documents. All of the terms, definitions, conditions and covenants of the Security Documents are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Security Documents. Subject to the terms and conditions of this Note and the Security Documents, Bank shall advance funds to Borrower, such that Borrower may borrow, partially or wholly repay, and reborrow, on a revolving basis, up to a maximum principal sum as set forth herein.

1. Prime Rate. For purposes hereof, "Prime Rate" means the fluctuating rate of interest per annum established by Bank as its prime lending rate in effect from time to time whether or not such rate shall be otherwise published. Such Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate of interest offered by Bank.

2. Interest. The outstanding Loan principal balance shall bear interest at the per annum rate equal to the Prime Rate, as adjusted by Bank from time to time, plus one percent (1%). The interest rate shall be adjusted as often as the Prime Rate is adjusted by Bank, from time to time, during the term of the Loan. The initial interest rate shall be nine and one-quarter percent (9.25%). Interest shall be computed on the basis of a daily amount of interest accruing on the daily outstanding principal balance during a 360-day year multiplied by the actual number of days the principal is outstanding during such applicable interest period.

3. Payment of Interest and Principal. All accrued and unpaid interest shall be due and payable quarterly, in arrears, with the first such interest payment to be due and payable on June 1, 1997, and subsequent interest payments to be due on the same day of each and every third (3rd) month thereafter during the term of the Loan. Notwithstanding the above, all accrued but unpaid interest and the entire outstanding principal balance shall be due and payable in full on the Maturity Date, as defined below. All payments of principal and interest shall be made in lawful currency of the United States of America which shall be legal tender in payment of all debts, public and private, at the time of payment.

4. Maximum Outstanding Principal Balance. Notwithstanding anything to the contrary herein, the maximum outstanding principal balance allowed shall be reduced during the second and third years of the term of the Loan as follows:
Commencing with the date of this Note and continuing until the first anniversary of this Note, the maximum principal balance that may be outstanding at any one time shall be Five Hundred Thousand and No/100 Dollars ($500,000.00). Commencing on the first anniversary of this Note and continuing until the second anniversary of this Note, the maximum principal balance that may be outstanding at any one time shall be Four Hundred Thousand and No/100 Dollars ($400,000.00). Commencing on the second anniversary of this Note and continuing until the Maturity Date, as defined below, the maximum principal balance that may be outstanding at any one time shall be Three Hundred Thousand and no/100 Dollars ($300,000.00). If, on any anniversary of the date of this Note, the principal balance shall exceed the maximum amount allowed as set forth above, Borrower shall immediately pay to Bank the amount of such excess.

5. Prepayment. This Note may be prepaid in whole or in part at any time without fee, premium or penalty. Any partial prepayment shall be applied in accordance with paragraph 11 below and shall not postpone the due date of any subsequent periodic installments or the Maturity Date, or change the amount of such installments due, unless Bank shall otherwise agree in writing.

6. Late Charges. Should Borrower fail to pay the installments of interest or principal (if applicable) on any due date provided for herein or within ten (10) days thereafter, then Borrower further promises to pay a late payment charge equal to four percent (4%) of the amount of the unpaid installment as liquidated compensation to Bank for the extra expense to Bank to process and administer the late payment, Borrower agreeing, by execution hereof, that any other measure of compensation for a late payment is speculative and impossible to compute. This provision for late charges shall not be deemed to extend the time for payment or be a "grace period" or "cure period" that gives Borrower a right to cure a Default or Default Condition. Imposition of late charges is not contingent upon the giving of any notice or lapse of any cure period provided for in the Security Documents and shall not be deemed a waiver of any right or remedy of Bank, including without limitation, acceleration of this Note.

7. Maturity Date. The then outstanding principal balance plus all accrued but unpaid interest shall be due and payable on March 1, 2000 (the "Maturity Date").

8. Default. Any failure of Borrower or any Guarantor to comply with any term, covenant, or condition of this Note, including without limitation, Borrower's failure to pay principal, interest, or expenses when same shall become due or the existence of any Default Condition or Default under the Security Documents shall be deemed, at the option of Bank, a Default under this Note.

9. Acceleration. Upon the occurrence of a Default hereunder or under the terms of any one or more of the Security Documents, Bank may declare the then outstanding principal and all accrued but unpaid interest immediately due and payable and upon acceleration and thereafter this Note shall bear interest at the Default Rate, hereinafter defined, until all indebtedness evidenced hereby and secured by the Security Documents has been paid in full. Further, in the event of such acceleration, the Loan and all other indebtedness of Borrower to Bank arising out of or in connection with the Loan shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by Borrower. Any judgment rendered on this Note shall bear interest at the Default Rate (as herein defined).

10. Default Rate. After default or maturity or upon acceleration, and thereafter, the unpaid indebtedness then evidenced by this Note and due under and secured by the Security Documents shall bear interest at a fixed rate equal to the lesser of (a) the maximum rate then permitted under applicable law, or
(b) eighteen percent (18%) per annum.

11. Application of Payments. All sums received by Bank for application to the Loan may be applied by Bank to late charges, expenses, costs, interest, principal, and other amounts owing to Bank in connection with the Loan in the order selected by Bank in its sole discretion.

12. Expenses. In the event this Note is not paid when due on any stated or accelerated maturity date, or should it be necessary for Bank to enforce any other of its rights under this Note, or the Security Documents, Borrower will pay to Bank, in addition to principal, interest and other charges due hereunder or under the Security Documents, all costs of collection or enforcement, including reasonable attorneys' fees, paralegals' fees, legal assistants' fees, costs and expenses, whether incurred with respect to collection, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Bank arising out of or related to the Loan, enforcement of any judgment based on this Note, or otherwise, whether or not a suit to collect such amounts or to enforce such rights is brought or, if brought, is prosecuted to judgment.

13. Waiver. All persons now or at any time liable for payment of this Note, whether directly or indirectly, including without limitation any Guarantor, hereby waive presentment, protest notice of protest and dishonor. The undersigned expressly consents to any extensions and renewals, in whole or in part to the release of any or all Guarantors or co-makers and any collateral security or portions thereof, given to secure this Note, and all delays in time of payment or other performance which Bank may grant, in its sole discretion, at any time and from time to time without limitation all without any notice or further consent of Borrower, and any such grant by Bank shall not be deemed a waiver of any subsequent delay or any of Bank's rights hereunder or under the Security Documents.

14. Usury. In no event shall this or any other provision herein or in the Security Documents permit the collection of any interest which would be usurious under the laws of the State of Florida. If any such interest in excess of the maximum rate allowable under applicable law has been collected, Borrower agrees that the amount of interest collected above the maximum rate permitted by applicable law, together with interest thereon at the rate required by applicable law, shall be refunded to Borrower, and Borrower agrees to accept such refund, or, at Borrower's option, such refund shall be applied as a principal payment hereunder.

15. Modification. This Note may not be changed orally, but only by an agreement in writing signed by the Bank and Borrower.

16. Applicable Law. This Note shall be governed by and construed in accordance with the laws of the State of Florida.

17. Notices. All notices or other communications required or permitted to be given pursuant to the provisions of this Note shall be given in writing, by U.S. Mail or by hand delivery.

18. Successors and Assigns. As used herein, the terms "Borrower" and "Bank" shall be deemed to include their respective heirs, personal representatives, successors and assigns. The owner of this Note may, from time to time, sell or offer to sell the loan evidenced by this Note, or interests therein, to one or more assignees or participants and is hereby authorized to disseminate any information it has pertaining to the loan evidenced by this Note, including, without limitation, any security for this Note and credit information on Borrower, any of its principals and any guarantor of this Note, to any company affiliated with the owner of this Note, any assignee or participant, and to the extent, if any, specified in any such assignment or participation, such affiliated companies, assignee(s) or participant(s) shall have the rights and benefits with respect to this Note and the other Loan Documents as such person(s) would have if such person(s) were Bank hereunder. The owner of this Note may also disclose any such information to any regulatory body having jurisdiction over Bank. Borrower may not assign this Note.

19. Severability. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provision of this Note. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby. In the event any provisions of this Note are inconsistent with the provisions of the Security Documents, or any other agreements or documents executed in connection with this Note, this Note shall control.

20. Captions; Pronouns. Captions are for reference only and in no way limit the terms of this Note. The pronouns used in this instrument shall be construed as masculine, feminine, or neuter as the occasion may require. Use of the singular includes the plural, and vice versa.

21. Business Day. Any reference herein or in the Security Documents to a day or business day shall be deemed to refer to a banking day which shall be a day on which Bank is open for the transaction of business, excluding any national holidays, and any performance which would otherwise be required on a day other than a banking day shall be timely performed in such instance, if performed on the next succeeding banking day. Notwithstanding such timely performance, interest shall continue to accrue hereunder until such payment or performance has been made.

22. WAIVER OF JURY TRIAL. THE PARTIES MUTUALLY AGREE THAT NEITHER PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE DEBT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES WITH BANK. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND IS SUBJECT TO NO EXCEPTIONS. BANK HAS IN NO WAY AGREED WITH OR REPRESENTED TO BORROWER, ANY GUARANTOR, OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

23. Use of Loan Proceeds. All proceeds from this Loan will be used by Borrower to purchase, renovate, lease out to third parties and mortgage real property for investment purposes (the "Projects"). Bank shall be given the first opportunity to finance any Project; however, Bank shall be under no obligation to do so.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the day and year first above written.


WITNESSES:



 /s/ Kenneth J. Iglesias            FLORDECO, LTD.,
------------------------------      a Florida limited partnership
Witness Signature


 Kenneth J. Iglesias
------------------------------
Witness Print Name                  By: INVESTORS TRUST, INC.,
                                        a Florida corporation,
                                        its general partner

------------------------------
Witness Signature


 /s/ Thomas R. Cronin
------------------------------
Witness Print Name                   /s/ Allan Fox
                                    --------------------------------------------
                                    By:  Allan Fox
                                         President

                        ASSIGNMENT AND SECURITY AGREEMENT

         THIS AGREEMENT is made this 3 day of March, 1997, between FLORDECO, LTD., A FLORIDA LIMITED PARTNERSHIP ("DEBTOR"), and FIRST INDEPENDENCE BANK OF FLORIDA, A FLORIDA BANKING CORPORATION ("SECURED Party").

         WHEREAS, Debtor made, executed and delivered to Secured Party that certain Revolving Line of Credit Promissory Note of even date, in the principal amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) (together with any and all modifications, extensions and renewals thereof, hereinafter referred to as the "Obligations"); and

         WHEREAS, pursuant to the terms and conditions of the Subscription Agreements for the purchase of units of Debtor, the Prospectus of Debtor dated August 12, 1996, and other related documents, purchasers of units of Debtor, which units represent limited partnership interests in Debtor, are to make, execute and deliver to Debtor certain full recourse promissory notes (the "Promissory Notes" or "Collateral") as part of the consideration for such units; and

         WHEREAS, as a condition to extending the Line of Credit to Borrower, Secured Party requires Debtor to grant Secured Party a security interest in the Collateral as security for the Obligations.

         NOW, THEREFORE, the parties agree as follows:

         1. GRANT OF SECURITY. For value received, Debtor hereby pledges, assigns, conveys and transfers to Secured Party and grants to Secured Party security title to and a security interest in the Promissory Notes, as more particularly described in Exhibit "A" attached hereto, to secure payment of the Obligations.

                  Concurrently with the execution of this Agreement, the Promissory Notes will be endorsed by Debtor in favor of Secured Party in the form of allonge attached hereto as Exhibit "B", and will be delivered to Secured Party, to be held by Secured Party until the Obligations have been satisfied in full.

                  The parties intend that additional Promissory Notes will be made, executed and delivered in favor of Debtor as additional units of Debtor are sold to investors pursuant to the terms of the Subscription Agreements. All such additional Promissory Notes shall be Collateral hereunder as security for the Obligations; and Debtor covenants and agrees to promptly endorse and deliver to Secured Party all such additional Promissory Notes as the same are received by Debtor. Secured Party may amend this Agreement and the financing statements executed concurrently herewith, from time to time in Secured Party's sole discretion, to specifically identify such additional Promissory Notes as Collateral hereunder and under the financing statements, and Debtor agrees to execute whatever documents Secured Party may request in connection therewith. Regardless of whether this Agreement or the financing statements are amended as additional Promissory Notes are received by Debtor, such additional Promissory Notes shall be Collateral hereunder as security for the Obligations.

                  So long as Debtor is not in default under the Obligations, Debtor shall be entitled to receive the payments due under the Promissory Notes. If Debtor shall at any time be in default under the Obligations or if Secured Party shall feel insecure for any reason, then, upon written notice from Secured Party, all payments due under the Promissory Notes shall be made directly to Secured Party and applied towards the Obligations. Debtor agrees to cooperate with Secured Party in directing the makers of the Promissory Notes to make payment directly to Secured Party in the event Secured Party exercises its rights hereunder.

         2.       COVENANTS.

                  A. Debtor covenants and agrees to observe and enforce all of the requirements and its rights under the Promissory Notes, the Subscription Agreements, the Prospectus and related documents, including, but not limited to, the requirement that the makers of the Promissory Notes who make such Notes in a representative capacity provide opinion of counsel letters in accordance with the Subscription Agreement, if requested by Bank, and the requirement that any corporate officer executing a Promissory Note on behalf of a corporation or other entity provide Certificates of Good Standing and evidence of such officer's authority to execute such Note, if requested by Bank.

                  B. Debtor covenants and agrees to maintain its entire demand deposit business with Secured Party.

         3. DEFAULT. Upon default in the payment when due of principal or interest on the Obligations, or upon the occurrence of any event of default as defined in any document evidencing the Obligations which is not cured within the time allowed therein, Secured Party may, without further notice, exercise any and all of the rights of a Secured Party under Florida law then in effect, including, without limitation, the right to receive payment under the Promissory Notes which are Collateral hereunder and the right of setoff. Debtor hereby appoints Secured Party as attorney-in-fact with full power to endorse, transfer, convert sell and deliver any instrument of Collateral described above.

         4. RELEASE OF COLLATERAL. The Collateral may be reduced or released only with the written consent of Secured Party. When all Obligations secured hereby have been fully satisfied, Debtor shall have the right to demand release thereof.

         5. WARRANTIES. Debtor warrants to Secured Party that Debtor is lawfully organized and existing under the laws of Florida, is the lawful owner of the Collateral, that it possesses full power and authority to pledge the Collateral to Secured Party and that the Collateral is free of all claims and liens other than the lien created hereby.

         6. SECURED PARTY NOT LIABLE. Nothing contained herein shall be interpreted to impose on Secured Party the obligation to enforce the collection or any of the terms and conditions of the Promissory Notes; and Secured Party shall under no circumstances incur any liability to any person or entity whatsoever, including, but not limited to, Debtor, as a result of Secured Party taking possession of the Promissory Notes, Secured Party not enforcing the terms and conditions of the Promissory Notes, or Secured Party exercising its rights hereunder. Debtor shall be solely responsible for enforcing the terms and contions of the Promissory Notes and collecting payments under the Promissory Notes.

         7. BANKRUPTCY OF DEBTOR. In the event any bankruptcy or similar proceedings are instituted against Debtor, whether voluntary or involuntary; or in the event Debtor is declared or adjudged a bankrupt; or in the event Debtor becomes insolvent, admits its inability to pay its debts as the same become due, or makes an assignment for the benefit of creditors, then any such event shall be considered a default hereunder.

         8. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Florida and shall be binding upon the parties hereto, and their respective heirs, executors, administrators, successors and assigns.

         9. SEVERABILITY. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Agreement operates or would prospectively operate to invalidate this Agreement, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provision of this Agreement. The remaining provisions of this Agreement shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby.

         10. CAPTIONS; PRONOUNS. Captions are for reference only and in no way limit the terms of this Agreement. The pronouns used in this Agreement shall be construed as masculine, feminine, or neuter as the occasion may require. Use of the singular includes the plural, and vice versa.

         11. MODIFICATION. This Agreement may not be changed orally, but only by an agreement in writing signed by Debtor and Secured Party.

         12. WAIVER. No waiver by Secured Party of any term or condition of this Agreement shall be effective unless in writing and signed by Secured Party. No waiver of any term or condition shall be deemed a waiver of any other term or condition or of the same term or condition on a future occasion.

         13. EXPENSES. In the event it is necessary for Secured Party to enforce any of its rights under this Agreement, Debtor will pay to Secured Party all costs of collection or enforcement, including reasonable attorneys' fees, paralegals' fees, legal assistants' fees, costs and expenses, whether incurred with respect to collection, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Secured Party arising out of or related to this Agreement, enforcement of any judgment based on this Agreement, or otherwise, whether or not a suit to collect such amounts or to enforce such rights is brought or, if brought, is prosecuted to judgment. All such expenses shall be deemed Obligations secured by the Collateral.

         IN WITNESS WHEREOF, this Agreement has been executed the day and year first above written.


WITNESSES:                                  FLORDECO, LTD.,
                                            a Florida limited partnership


 /s/ Kenneth J. Iglesias
------------------------------
Witness Signature                            By:  INVESTORS TRUST, INC.,
                                                  a Florida corporation,
                                                  its general partner
 Kenneth J. Iglesias
------------------------------
Witness Print Name



------------------------------
Witness Signature
                                              /s/ Allan Fox
                                             -----------------------------------
 /s/ Thomas R. Cronin                        By:  Allan Fox
------------------------------                    President
Witness Print Name

                                   EXHIBIT "A"

MAKER                                    AMOUNT OF PROMISSORY NOTE
------------------------------------------------------------------
Americhem, Inc.                                 $ 50,000.00
Paul Bush                                       $100,000.00
Closure Group, Inc.                             $ 50,000.00
Pauline R. Cronin, Trustee                      $250,000.00
Thomas R. Cronin, Trustee                       $ 50,000.00
Nick Cross                                      $ 10,000.00
Peter & Cynthia Doragh                          $ 50,000.00
Flordeco, Inc.                                  $100,000.00
Michael P. Geml                                 $ 10,000.00
Frances H. Gresham, Trustee                     $ 50,000.00
GTP Investment Company                          $ 10,000.00
Nancy & Leonard Hall                            $ 50,000.00
Gerald & Beth Hendry                            $ 10,000.00
Barry R. Hillmyer                               $ 20,000.00
Joseph & Linda Howard                           $ 50,000.00
Investors Trust, Inc.                           $ 50,000.00
Barbara H. Kite, Trustee                        $ 60,000.00
Gerald Laboda, Trustee                          $ 70,000.00
Gerald Laboda, Trustee                          $ 20,000.00
David L. Lageschulte                            $150,000.00
David L. Lageschulte                            $150,000.00
Laurel Center Management                        $ 50,000.00
Marianne Link, Trustee                          $ 50,000.00
James & Paula Maples                            $ 10,000.00
Matech, Inc.                                    $100,000.00
James & Terry McMenamy                          $ 20,000.00
Keith & Deborah Miller                          $ 50,000.00
Oswald, Trippe & Co.                            $ 50,000.00
Edmund I. Parnes                                $ 50,000.00
Edmund I. Parnes, Target Benefit Plan           $ 50,000.00
Prather & Co., Inc.                             $ 50,000.00
J. Jeffrey & Barbara A. Rice.                   $ 50,000.00
Gail R. Williams, Trustee                       $ 10,000.00
R.V. Williams, Trustee                          $ 10,000.00
William B. Wiltshire                            $ 10,000.00
Jeffrey C. Ledward                              $ 20,000.00
Frances H. Gresham, Trustee                     $ 50,000.00
Kyle A. Williams                                $ 10,000.00
Harald J. Burke                                 $ 30,000.00
Chevetta Schultz & Eileen Murphy                $ 10,000.00
Chevetta R. & Scott Schultz                     $ 10,000.00

                                  EXHIBIT "B"

                       FORM OF ALLONGE TO PROMISSORY NOTE

        THIS ALLONGE TO PROMISSORY NOTE is hereby attached to and made a part of that certain Promissory Note made by _____________________________, in favor of FLORDECO, LTD., a Florida limited partnership, in the original principal amount of $____________________.



                               PAY TO THE ORDER OF
                       FIRST INDEPENDENCE BANK OF FLORIDA,
                          A FLORIDA BANKING CORPORATION



                                  FLORDECO, LTD., a Florida limited partnership

                                  By: INVESTORS TRUST, INC.,
                                      a Florida corporation, its general partner



                                  By:
                                     -------------------------------------------
                                     Allan Fox, President

                               STATE OF FLORIDA

UNIFORM COMMERCIAL CODE                               FINANCING STATEMENT                      FORM UCC-1 (REV. 1993)

           This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code:
----------------------------------------------------------------------------------------------------------------------------------
1.  Debtor (Last Name First if an Individual)                                    1a.  Date of Birth or FEI#
    Flordeco, Ltd.,  a Florida limited partnership
----------------------------------------------------------------------------------------------------------------------------------
1b.  Mailing Address                                  1c.  City, State                                            1d.  Zip Code

     3591 Fowler Street                                    Fort Myers, Florida                                         33901
----------------------------------------------------------------------------------------------------------------------------------
2.  Additional Debtor or Trade Name (Last Name First if an individual)           2a. Date of Birth or FEI#

----------------------------------------------------------------------------------------------------------------------------------
2b.  Mailing Address                                  2c.  City, state                                            2d.  Zip Code

----------------------------------------------------------------------------------------------------------------------------------
3.  Secured Party (Last Name First if an Individual)
    First Independence Bank of Florida, a Florida banking corporation
----------------------------------------------------------------------------------------------------------------------------------
3a. Mailing Address                                   3b.  City, State                                            3c.  Zip Code
    16740 San Carlos Boulevard, P.O. Box 08009             Fort Myers, Florida                                         33908
----------------------------------------------------------------------------------------------------------------------------------
4.  Assignee of Secured Party (Last Name First if an Individual)

----------------------------------------------------------------------------------------------------------------------------------
4a. Mailing Address                                   4b.  City, State                                            4c.  Zip Code

----------------------------------------------------------------------------------------------------------------------------------
5.  This Financing Statement covers the following types or items or property [include description of real property on which located and owner of record when required.  If more space is required, attach additional sheets(s)].

    Each and every Promissory Note delivered, or to be delivered, to Debtor by purchasers of units in Debtor, which units represent limited partnership interests in Debtor, pursuant to the terms of the Subscription Agreements for units of Debtor, the
    Prospectus of Debtor dated August 12, 1996, and related documents.  The Promissory Notes are identified on Exhibit "A" attached hereto.





-----------------------------------------------------------------------------------------------------------------------------------
6.  Check only if               [X] Products of collateral           [X] Proceeds of collateral      [ ]   Debtor is transmitting
    Applicable:                      are also covered.                    are also covered.                 utility.
-----------------------------------------------------------------------------------------------------------------------------------
7.  Check appropriate box       [X] All documentary stamp taxes due and payable or to become due and payable pursuant to
    (One box must be marked)        s.201.22 F.S., have been paid.
                                [ ] Florida Documentary Stamp Tax is not required.
-----------------------------------------------------------------------------------------------------------------------------------
8.  In accordance with s. 679.402(2), F.S., this statement is filled      9.  Number of additional sheets presented:
    without the Debtor's signature to perfect a security interest                                                    --------------
    in collateral:
[ ] already subject to a security interest in another jurisdiction when    --------------------------------------------------------
    it was brought into this state or debtors location changed to this                Space for Use of Filing Officer
    state.
[ ] which is proceeds of the original collateral described above in which a security interest was perfected.
[ ] as to which the filling has lapsed.  Date filed ______________ and previous UCC-1 file number_______________________________________.
[ ] acquired after a change of name, identity, or corporate structure of the debtor.

---------------------------------------------------------------------------
10. Signature(s) of Debtor(s)

    SEE EXHIBIT "B" ATTACHED HERETO.

---------------------------------------------------------------------------
11. Signature(s) of Secured Party or if Assigned, by Assignee(s)

    SEE EXHIBIT "B" ATTACHED HERETO.

---------------------------------------------------------------------------
12. Return Copy to:

Name                 Samuel J. Hagan, Esquire
Address              Smoot Adams Edwards & Green, P.A.
Address              P.O. Box 60259
City, State, Zip     Fort Myers, FL  33906-6259
---------------------------------------------------------------------------
FILING OFFICER COPY                              STANDARD FORM-FORM UCC-1        Approved by Secretary of State, State of Florida



10. Signature of Debtor:


                                  FLORDECO, LTD., a Florida limited partnership

                                  By: INVESTORS TRUST, INC., a Florida
                                      corporation, its general partner


                                  By:  /s/ Allan Fox
                                     -------------------------------------------
                                        Allan Fox, President


11: Signature of Secured Party:



                                  FIRST INDEPENDENCE BANK OF FLORIDA,
                                  a Florida banking corporation


                                  By:  /s/ Kenneth J. Iglesias
                                     -------------------------------------------
                                        Kenneth J. Iglesias
                                        Senior Vice President






                                  EXHIBIT "B"

                                   EXHIBIT "A"


MAKER                                    AMOUNT OF PROMISSORY NOTE
------------------------------------------------------------------
Americhem, Inc.                                 $ 50,000.00
Paul Bush                                       $100,000.00
Closure Group, Inc.                             $ 50,000.00
Pauline R. Cronin, Trustee                      $250,000.00
Thomas R. Cronin, Trustee                       $ 50,000.00
Nick Cross                                      $ 10,000.00
Peter & Cynthia Doragh                          $ 50,000.00
Flordeco, Inc.                                  $100,000.00
Michael P. Geml                                 $ 10,000.00
Frances H. Gresham, Trustee                     $ 50,000.00
GTP Investment Company                          $ 10,000.00
Nancy & Leonard Hall                            $ 50,000.00
Gerald & Beth Hendry                            $ 10,000.00
Barry R. Hillmyer                               $ 20,000.00
Joseph & Linda Howard                           $ 50,000.00
Investors Trust, Inc.                           $ 50,000.00
Barbara H. Kite, Trustee                        $ 60,000.00
Gerald Laboda, Trustee                          $ 70,000.00
Gerald Laboda, Trustee                          $ 20,000.00
David L. Lageschulte                            $150,000.00
David L. Lageschulte                            $150,000.00
Laurel Center Management                        $ 50,000.00
Marianne Link, Trustee                          $ 50,000.00
James & Paula Maples                            $ 10,000.00
Matech, Inc.                                    $100,000.00
James & Terry McMenamy                          $ 20,000.00
Keith & Deborah Miller                          $ 50,000.00
Oswald, Trippe & Co.                            $ 50,000.00
Edmund I. Parnes                                $ 50,000.00
Edmund I. Parnes, Target Benefit Plan           $ 50,000.00
Prather & Co., Inc.                             $ 50,000.00
J. Jeffrey & Barbara A. Rice.                   $ 50,000.00
Gail R. Williams, Trustee                       $ 10,000.00
R.V. Williams, Trustee                          $ 10,000.00
William B. Wiltshire                            $ 10,000.00
Jeffrey C. Ledward                              $ 20,000.00
Frances H. Gresham, Trustee                     $ 50,000.00
Kyle A. Williams                                $ 10,000.00
Harald J. Burke                                 $ 30,000.00
Chevetta Schultz & Eileen Murphy                $ 10,000.00
Chevetta R. & Scott Schultz                     $ 10,000.00

                           GUARANTY BY CORPORATION
                                        FORT MYERS            , FL
                                    --------------------------    ---------
                                                  (City)          (State)
                                            MARCH 3, 1997
                                         ----------------------------------
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce FIRST INDEPENDENCE BANK OF FLORIDA, 16740 SAN CARLOS BLVD. S.W., FORT MYERS, FL 33908 (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of FLORDECO, LTD. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:
     A.If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:____________________

       ______________________________________________________and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").
     B.If this [X] is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint and several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s):
       $500,000.00 REVOLVING LINE OF CREDIT.

   The term, "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals, or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.
   The Undersigned further acknowledges and agrees with Lender that:
   1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.
   2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof.
   The Undersigned represents and warrants to the Lender that the Undersigned has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting in the creation of Indebtedness guaranteed hereby, and that this guaranty is given for a corporate purpose. The Undersigned agrees to rely exclusively on the right to revoke this guaranty prospectively as to future transactions, by written notice actually received by Lender if at any time, in the opinion of the directors or officers of the Undersigned, the corporate benefits then being received by the Undersigned in connection with this guaranty are not sufficient to warrant the continuance of this guaranty as to future Indebtedness. Accordingly, so long as this guaranty is not revoked prospectively in accordance with this guaranty, the Lender may rely conclusively on a continuing warranty, hereby made, that the Undersigned continues to be benefited, by this guaranty and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this guaranty shall be effective and enforceable by the Lender without regard to the receipt, nature or value of any such benefits.
   3. If the Undersigned shall be dissolved or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.
   4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ UNLIMITED (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to the Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.
   5. The Undersigned will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.
THIS GUARANTY INCLUDES THE ADDITIONAL PROVISIONS ON PAGE 2 HEREOF, ALL OF WHICH ARE MADE A PART HEREOF.
   This guaranty is [X]unsecured; [ ]secured by a mortgage or security agreement dated________________;[ ]secured by____________________________________________.
   IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.


                                        FLORDECO, INC.

                                       ----------------------------------------
                                                                        (Title)
                                     By  /s/ Allan Fox
                                       ----------------------------------------
                                           ALLAN FOX, PRESIDENT

                                     By
                                       ----------------------------------------
                                        "Undersigned" shall refer to all
                                        entities who sign this guarantee,
                                        individually and jointly








                                                                 (page 1 of 2)

                              ADDITIONAL PROVISIONS

         6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under Section 1111(b)(2) of the United States Bankruptcy Code.

         7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against the Lender any defense of waiver, release, estoppel, statute of limitations, res judicata, statute of frauds, fraud, forgery, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though Borrower's obligations had not been discharged.

         8. The Undersigned further agree(s) that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not accrue to Indebtedness due to Borrower's discharge, and Undersigned shall remain obligated to pay such amounts as fully as if Borrower's obligations had not been discharged.

         9. If any payment applied by the Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

         10. The Undersigned waive(s) any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration or any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debt, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

         11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

         12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to the Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         13. The Undersigned represents and warrants to the Lender that (i) the Undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this guaranty; (ii) the execution, delivery and performance of this guaranty by the Undersigned have been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or by-laws or any agreement presently binding on it; (iii) this guaranty has been duly executed and delivered by the authorized officers of the Undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery and performance of this guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

         14. This guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Undersigned and the successors and assigns of the Undersigned and shall inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as allowed by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and the Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of the Lender's acceptance hereof.










                                                                  (page 2 of 2)

                      ATTACHMENT TO GUARANTY BY CORPORATION
                               DATED MARCH 3,1997
                               FOR FLORDECO, INC.
                           ON BEHALF OF FLORDECO, LTD.



                         ADDITIONAL PROVISIONS (CONT'D)



15. I agree and authorize you to obtain credit information about me from time to time. I agree to provide you, upon request, any financial statements and tax returns or information you deem necessary, in a form acceptable by you. I warrant that the statements and information I provide to you are or will be accurate, correct and complete.



                                    FLORDECO, INC.


                                    By:  /s/ Allan Fox
                                       -----------------------------------------
                                          Allan Fox, President


STATE OF FLORIDA
COUNTY OF LEE


         The foregoing instrument was acknowledged before me this 3rd day of March, 1997, by ALLAN FOX, President of FLORDECO, INC. He is personally known to me or has produced ___________________ as identification.


                                      /s/ Teresa M. Cypher
                                    ----------------------------------
                                    Notary Public


                                      Teresa M. Cypher
                                    ----------------------------------
                                    Print Name

My Commission Expires:
                                      CC603069
                                    ----------------------------------
                                    Commission Number


         TERESA M. CYPHER
 Notary Public - State of Florida
My Commission Expires Nov 21, 2000
       Commission # CC603069

                                    GUARANTY

                                          FORT MYERS         ,    FL
                                    ------------------------- ------------------
                                             (City)                 (State)


                                                                 March 3, 1997

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce FIRST INDEPENDENCE BANK OF FLORIDA, 16740 SAN CARLOS BLVD. S.W., FORT MYERS, FL 33908 (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of FLORDECO, LTD. (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

         A. If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: ___________________________________________
                  and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

         B. If this [X] is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): REVOLVING LINE OF CREDIT IN THE AMOUNT OF $500,000.00 DATED 3/03/97.

        The term "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

         The Undersigned further acknowledges and agrees with Lender that:

         1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way, exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

         2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

         3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

         4. The liability of the Undersigned hereunder shall be limited to a principal amount of $UNLIMITED (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

         5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

THIS GUARANTY INCLUDES THE ADDITIONAL PROVISIONS ON PAGE 2, ALL OF WHICH ARE MADE A PART HEREOF.

This guaranty is [X] unsecured; [ ] secured by a mortgage or security agreement dated _____________________________;

[ ] secured by ________________________________________________________________.

         IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.


                                    X   /s/ Thomas R. Cronin, Sr.
                                    --------------------------------------------
                                       THOMAS R. CRONIN, SR.


                                    --------------------------------------------


                                    --------------------------------------------


                                    --------------------------------------------
                                     "Undersigned" shall refer to all persons who sign this guaranty, severally and jointly.




                                                                  (page 1 of 2)

                              ADDITIONAL PROVISIONS


         6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness;
(v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under
Section 1111(b)(2) of the United States Bankruptcy Code.

         7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower's obligations had not been discharged.

         8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations had not been discharged.

         9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

         10. The Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

         11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

         12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of Lender's acceptance hereof.

                                                                   (page 2 of 2)

                         ATTACHMENT TO PERSONAL GUARANTY
                            OF THOMAS R. CRONIN, SR.
                               DATED MARCH 3, 1997
                           ON BEHALF OF FLORDECO, LTD.



                         ADDITIONAL PROVISIONS (CONT'D)



        14. I agree and authorize you to obtain credit information about me from time to time. I agree to provide you, upon request, any financial statements and tax returns or information you deem necessary, in a form acceptable by you. I warrant that the statements and information I provide to you are or will be accurate, correct and complete.



                                      /s/ Thomas R. Cronin, Sr.
                                    --------------------------------------------
                                      THOMAS R. CRONIN, SR.


STATE OF FLORIDA
COUNTY OF LEE


         The foregoing instrument was acknowledged before me this 3rd day of March, 1997, by THOMAS R. CRONIN, SR., who is personally known to me or who has produced _______________________ as identification.


                                      /s/ Teresa M. Cypher
                                    ----------------------------------
                                    Notary Public


                                      Teresa M. Cypher
                                    ----------------------------------
                                    Print Name

My Commission Expires:
                                      CC603069
                                    ----------------------------------
                                    Commission Number

                               CLOSING STATEMENT



BORROWER:         FLORDECO, LTD., A FLORIDA LIMITED PARTNERSHIP

LENDER:           FIRST INDEPENDENCE BANK OF FLORIDA

AMOUNT OF LOAN:   $500,000.00 Revolving Line of Credit

COLLATERAL:       Assignment of Promissory Notes


         DESCRIPTION                         AMOUNT            PAYABLE TO
         -----------                         ------            ----------
A.       LOAN CLOSING COSTS

         Documentary Stamp Tax             $  1,750.00         State of Florida
         Loan Fee                          $  3,750.00         First Independence Bank
         U.C.C. Search                     $     30.00         U.C.C. Search Services
         Certificate of Good Standing      $     23.75         U.C.C. Search Services
         Certificate of Good Standing      $     23.75         U.C.C. Search Services
         Certificate of Good Standing      $     23.75         U.C.C. Search Services
         Documentation Preparation         $    475.00         Smoot, Adams, Edwards & Green, P.A.
         Recording of U.C.C.'s             $     15.00         Clerk of Circuit Court
         Recording of U.C.C.'s             $     31.00         Secretary of State
         U.C.C. Termination                $      6.00         Clerk of Circuit Court/FIB

A.       TOTAL CLOSING COSTS               $  6,128.25
                                           -----------

B.       DISBURSEMENTS                     $493,871.75         Available to Draw as Needed

C.       TOTAL DISBURSEMENTS               $500,000.00

D.       LOAN AMOUNT                       $500,000.00         Revolving Line of Credit

E.       REQUIRED FROM BORROWER            $       -0-

Acknowledged and Accepted this 3rd day of March, 1997.


FLORDECO, LTD., a Florida limited partnership

By: INVESTORS TRUST, INC., a Florida corporation,
    its General Partner



By:   /s/ Allan Fox
   ---------------------------
      Allan Fox, President

----------------------------------------------------------------------------------------------------------------------------------
                                               COMMERCIAL LOAN APPLICATION - SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
FLORDECO, LTD., BY INVESTORS                        FIRST INDEPENDENCE BANK                Date              02/29/97
--------------------------------------------------- OF FLORIDA                             ----------------------------------------
TRUST, INC., IT'S GEN. PARTNER                      16740 SAN CARLOS BLVD.                 Telephone #       (941) 936-8888
--------------------------------------------------- S.W.                                   ----------------------------------------
P.O. BOX 6966                                       FORT MYERS, FL  33908                  Taxpayer I.D. #   65-0671467
---------------------------------------------------                                        ----------------------------------------
FT. MYERS, FL 33911                                                                        Nature of Business
---------------------------------------------------                                        ----------------------------------------
     Applicant's Name and Address                     Creditor's Name and Address          Business Year End Date
----------------------------------------------------------------------------------------------------------------------------------
                                                        General Information
----------------------------------------------------------------------------------------------------------------------------------
Legal Relationship:                                [ ] Corporation     [X] Partnership        [ ] Sole Proprietorship   [ ] Other
----------------------------------------------------------------------------------------------------------------------------------
Authorization Resolution Dated:  2/20/97           [ ] Submitted with Statement   [X] On File With Creditor   [ ] To Be Provided
----------------------------------------------------------------------------------------------------------------------------------
Income Tax Return Filed Through What Date:             Are Any Returns Being Contested or Audited:  [ ] Yes [X] No
----------------------------------------------------------------------------------------------------------------------------------
Name of Accountant or Accounting Firm:
----------------------------------------------------------------------------------------------------------------------------------
Name of Persons Authorized to Borrow Money on Behalf of and in the Name of the Applicant:  INVESTORS TRUST, INC.

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                           Loan Request
----------------------------------------------------------------------------------------------------------------------------------
Amount Requested $500,000.00    [x] Secured      [ ] Unsecured    [ ] Initial Request          [ ] Additional Advance
----------------------------------------------------------------------------------------------------------------------------------
Purpose of Loan  PURCHASING REAL ESTATE              Terms  3 YEAR REVOLVING LINE OF CREDIT - DECREASING
----------------------------------------------------------------------------------------------------------------------------------
FOR RE-SALE                                                 YEARLY - INTEREST QUARTERLY
----------------------------------------------------------------------------------------------------------------------------------
                                          Financial Summary (see page 2 for explanation)
----------------------------------------------------------------------------------------------------------------------------------
    [ ] Financial Statement Submitted with this Summary                   [ ] Current Financial Statement on File with Creditor.
----------------------------------------------------------------------------------------------------------------------------------
                Assets                                                           Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Current Assets                                                                  Current Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Account/Trade Receivables                                                       Long Term Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Inventory - Gross                                                               Other Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Fixed Assets                                                                    Total Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Other                                                                           Net Worth (Total Assets minus Total Liabilities)
----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                    Total Liabilities and Net Worth
----------------------------------------------------------------------------------------------------------------------------------
                  Profit and Loss                                                    Additional Information Requested
----------------------------------------------------------------------------------------------------------------------------------
                               From                  To
----------------------------------------------------------------------------------------------------------------------------------
Net Sales
----------------------------------------------------------------------------------------------------------------------------------
Gross Profit
----------------------------------------------------------------------------------------------------------------------------------
Net Operating Profit
----------------------------------------------------------------------------------------------------------------------------------
Net profit/Loss
----------------------------------------------------------------------------------------------------------------------------------
                                                   Equal Credit Opportunity Notice
----------------------------------------------------------------------------------------------------------------------------------
Were your gross revenues $1,000,000 or less in your previous fiscal year?        NOTICE.  The Federal Equal Opportunity Act
                  [X] Yes     [ ]                                                prohibits creditors from discriminating against
If you answered "yes" and the Credit denies you application for credit, you      credit applications on the basis of race, color,
have the right to a written statement of the specific reasons for the denial.    religion, national origin, sex, marital status,
To obtain the statement please contact.                                          age (providing the applicant has the capacity to
                                                                                 enter into a binding contract):  because all or
KENNETH J. IGLESIAS                                                              a part of the applicant's income derives from
(813) 466-7500                                                                   any public assistance program; or because the
FIRST INDEPENDENCE BANK OF FLORIDA                                               applicant has in good faith exercised any right
16740 SAN CARLOS BLVD. S.W.                                                      under the Consumer Credit Protection Act, the
FORT MYERS, FL 33908                                                            federal agency that administers compliance with
within 60 days from the date you are notified of Creditor's decision.  The Cre-  this law concerning this creditor is:
ditor will send you a written statement of reasons for the denial within
30 days of receiving your request for the statement.  This notice at right       FEDERAL RESERVE BANK OF ATLANTA
describes additional protections extended to you.                                104 MARIETTA STREET
                                                                                 ATLANTA, GA  30303

----------------------------------------------------------------------------------------------------------------------------------
This information and the information provided on all accompanying financial statements and schedules is provided for the purpose of obtaining credit for the Applicant(s) or for the purpose of Applicant(s) or for the purpose of Applicant(s) guaranteeing credit for others.  Applicant(s) acknowledge that representations made in this statement will be relied on by Creditor in its decision to grant such credit.  This Statement is true and correct in every detail and accurately represents the financial condition of the
Applicant(s) on the date given below.  Creditor is authorized to make all inquiries it deems necessary to verify the accuracy of the information contained herein and to determine the creditworthiness of the Applicant(s).  Applicant(s) will promptly notify Creditor of any subsequent changes which would affect the accuracy of this Statement.  Creditor is further authorized to answer any questions about Creditor's credit experience with Applicant(s).  Applicant(s) are aware that any knowing or willful false statements regarding the value of the above property for purposes of influencing the actions of Creditor can be a violation of federal law,
18 U.S.C. & 1014, and may result in a fine or imprisonment or both.

By signing below, each applicant declares that he/she has read and understandins the statement above.
FLORDECO, LTD.,  BY INVESTORS TRUST, INC., IT'S GENERAL PARTNER

By    /s/ Allan Fox                     3-3-96
   --------------------------------------------             By  ------------------------------------------------------
   Signature  ALLAN FOX, PRESIDENT    Date                       Signature,                                  Date

By
   --------------------------------------------             By  ------------------------------------------------------
   Signature  ALLAN FOX, PRESIDENT     Date                      Signature,                                  Date


BANKERS SYSTEMS, INC., ST. CLOUD, MN 56301 (1-800-397-2341) FORM CLAS 5/10/91

                                                                   (page 1 of 2)

                                  DEFINITIONS


1. CURRENT ASSETS - Cash, marketable securities, accounts receivable - trade (net), inventory (net) and other current assets.

2. ACCOUNT/TRADE RECEIVABLES - All current accounts and notes and deferred notes, less reserve for bad debts.

3. INVENTORY-GROSS - Value of finished goods, work in progress and raw materials.

4. FIXED ASSETS - Net value of all land, buildings, machinery, equipment, fixtures, furniture, etc.

5. TOTAL ASSETS - All current assets, receivables, inventory, fixed assets and amounts due from officers and employees, investments, deferral/prepaid expenses, cash surrender value of life insurance policies and others.

6. CURRENT LIABILITIES - Bank notes payable, other trade notes payable, accounts payable-trade, other accounts payable, due to officers and employees, taxes-income other, accrued expenses, long term debt due within one year, other current liabilities.

7. LONG TERM LIABILITIES - Notes, bonds, and mortgages and other accounts coming due in one year or more.

8.       TOTAL LIABILITIES - All current, long term and other liabilities.

9.       NET SALES - All sales less discounts, charge-backs and allowances.

10.      GROSS PROFIT - Net sales less the cost of goods sold.

11. NET OPERATING PROFIT - Gross profit less: expenses, (selling, general and administrative, interest, depreciation), officer's compensation, provision for bad debt and other expenses.

12. NET PROFIT OR LOSS - Net operating profit, plus other income, less federal, state and local taxes.

13. GROSS REVENUES - Value of all sales and services provided prior to deducting discounts, charge backs and allowances. This amount is requested to determine Applicant's rights and Creditor's obligations under the Equal Credit Opportunity Act. The term has no exact accounting definition and Creditor will rely on value provided by Applicant.




                                                                   (page 2 of 2)

                       CORPORATE AUTHORIZATION RESOLUTION



FIRST INDEPENDENCE BANK OF FLORIDA                                           By:  FLORDECO, INC.
16740 SAN CARLOS BLVD. S.W.                                                     --------------------------------------------------
FORT MYERS, FL  33908                                                                           (Corporation)

                                                                                    P.O. BOX 6966
                                                                                --------------------------------------------------
                                                                                           (Address)

                                                                                    FT. MYERS, FL  33911
                                                                                --------------------------------------------------
                                                                                           (City, State, and Zip Code)


A. I, ___________________________________, certify that I am Secretary (clerk) of the above named corporation organized under the laws of FLORIDA, Federal Employer I.D. Number  59-1480791, engaged in business under the trade name of FLORDECO, INC., and that the following is a correct copy of resolutions adopted at a meeting of the Board of Directors of this corporation duly and properly called and held on _______________________________. These resolutions appear in the minutes of this meeting and have not been rescinded or modified.

B. Be it resolved that,

(1)  The Financial Institution named above is designated as a depository for the funds of this corporation.

(2)  This resolution shall continue to have effect until express written notice of its rescission or modification has been received and recorded by this Financial Institution.
(3)  All transactions, if any, with respect to any deposits, withdrawals, rediscounts and borrowings by or on behalf of this partnership with this Financial Institution prior to the adoption of this resolution are hereby ratified, approved and confirmed.
(4)  Any of the persons named below, so long as they act in a representative capacity as agents of this corporation, are authorized to make any and all other contracts, agreements, stipulations and orders which they may deem advisable for the effective exercise of the powers indicated below, from time to time with this Financial Institution, concerning funds deposited in this Financial Institution, moneys borrowed from this Financial Institution or any other business transacted by and between this corporation and this Financial Institution subject to any restrictions stated below.
(5)  Any and all prior resolutions adopted by the Board of Directors of this corporation and certified to this Financial
Institution as governing the operation of this corporation's account(s), are in full force and effect, unless supplemented or modified by this authorization.
(6)  This corporation agrees to the terms and conditions of any account agreement, property opened by any authorized representative(s) of this corporation, and authorizes the Financial Institution named above, at any time, to charge this corporation for all checks, drafts, or other orders, for the payment of money, that are drawn on this Financial Institution, regardless of by whom or by what means the facsimile signature(s) may have been affixed so long as they resemble the facsimile signature specimens in section C. (or the facsimile signature specimens that this corporation files with this Financial Institution from time to time) and contain the required number of signatures for this purpose.
C. If indicated, any person listed below (subject to any expressed restrictions) is authorized to:


               Name and Title                              Signature                                 Facsimile Signature
                                                                                                           (if used)
(A)   ALLAN FOX, PRESIDENT                        /s/ Allan Fox
     ----------------------------------------     ---------------------------------------      -----------------------------------

(B)  THOMAS R. CRONIN, JR., VICE PRESIDENT        /s/ Thomas R. Cronin, Jr.
     ----------------------------------------     ---------------------------------------      -----------------------------------

(C)
     ----------------------------------------     ---------------------------------------      -----------------------------------

(D)
     ----------------------------------------     ---------------------------------------      -----------------------------------

Indicate A, B, C and/or D

        A   B
_________________________(1) Exercise all of the powers listed in (2) through (6).

_________________________(2) Open any deposit or checking account(s) in the name of this corporation.

_________________________(3) Endorse checks and orders for the payment of money and withdraw funds on deposit with this Financial
                             Institution.

                                                Number of authorized signatures required for this purpose          1
                                                                                                          ------------------------.
_________________________(4) Borrow money on behalf and in the name of this corporation, sign, execute and deliver promissory notes or other evidences of indebtedness.

                                                Number of authorized signatures required for this purpose          1
                                                                                                          ------------------------.
_________________________(5) Endorse, assign, transfer, mortgage or pledge bills receivable, warehouse receipts, bills of lading, stocks, bonds, real estate or other property now owned or hereafter owned or acquired by this corporation as security for sums borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, notice of protest and notice of non-payment.
                                                Number of authorized signatures required for this purpose          1
                                                                                                          ------------------------.
_________________________(6) Enter into written lease for the purpose of renting and maintaining a Safe Deposit Box in this
                             Financial Institution.

                                 Number of authorized persons required to gain access and to terminate the lease   1
                                                                                                                 -----------------.

D. I further certify that the Board of Directors of this corporation has, and at the time of adoption of this resolution had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers granted to the persons named who have full power and lawful authority to exercise the same.

                                    In Witness Whereof, I have hereunto subscribed my name and affixed the seal of this
--------------------------------    corporation on

IMPRINT
 SEAL                               ----------------------------------------
 HERE

                                   /s/  Allan Fox                                         /s/  Gerald Laboda
                                   -------------------------------                        -----------------------------------
                                          Attest by One Other Officer                                   Secretary
                                   ALLAN FOX                                              GERALD LABODA

                                                                  (page 1 of 1)

                     PARTNERSHIP RESOLUTION OF AUTHORITY



FIRST INDEPENDENCE BANK OF FLORIDA                                           By:  FLORDECO, LTD.
16740 SAN CARLOS BLVD. S.W.                                                     --------------------------------------------------
FORT MYERS, FL  33908                                                                      (Trade Name of Partnership)

                                                                                    P.O. BOX 6966
                                                                                --------------------------------------------------
                                                                                           (Address)

                                                                                    FT. MYERS, FL  33911
                                                                                --------------------------------------------------
                                                                                           (City, State, and Zip Code)


Date:
      -------------------------------------------------------                    Federal I.D. Number:  65-0671467
                                                                                                      ----------------------------
    The above partnership consists of the following members :

INVESTORS TRUST, INC.-G.P.
--------------------------------------     ---------------------------------------      -------------------------------------------

--------------------------------------     ---------------------------------------      -------------------------------------------

     BE IT RESOLVED THAT, the above-named parties constitute all the members of the partnership and by signing below agree that:
(1)  The Financial Institution named above is designated as a depository for the funds of this partnership.

(2)  This resolution shall continue to have effect until express written notice of its rescission or modification has been received and recorded by this Financial Institution.  Any and all prior resolutions adopted by this partnership and certified to this Financial Institution as governing the operation of this partnership's account(s), are in full force and effect, unless supplemented or modified by this authorization.

(3)  All transactions, if any, with respect to any deposits, withdrawals, rediscounts and borrowings by or on behalf of this partnership with this Financial Institution prior to the adoption of this resolution are hereby ratified, approved and confirmed.

(4)  Any of the persons named below, so long as they act in a representative capacity as agents of this partnership, are authorized to make any and all other contracts, agreements, stipulations and orders which they may deem advisable for the effective exercise of their powers indicated below, from time to time with this Financial Institution, concerning funds deposited in this Financial Institution, moneys borrowed from this Financial Institution or any other business transacted by and between this partnership and this Financial Institution subject to any restrictions stated below.

(5)  If any other parties become interested in this partnership as co-partners, the partnership relationship is altered in any way or if the business should become incorporated, the partners shall notify this Financial Institution promptly.

(6)  This partnership agrees to the terms and conditions of any account agreement, property opened by any authorized representative(s) of this partnership, and authorizes the Financial Institution named above, at any time, to charge this partnership for all checks, drafts, or other orders for the payment of money that are drawn on this Financial Institution, regardless of by whom or by what means the facsimile signature(s) may have been affixed so long as they resemble the facsimile signature specimens shown below, (or the facsimile signature specimens that this partnership filed with this Financial Institution from time to time) and contain the required number of signatures for this purpose.

If indicated, any person listed below (subject to any expressed restrictions) is authorized to:


               Name and Title                              Signature                                 Facsimile Signature
                                                                                                           if used
(A)   INVESTORS TRUST, INC., ALLAN FOX, PRES.       /s/ Allan Fox
     ----------------------------------------     ---------------------------------------      -----------------------------------

(B)  ----------------------------------------     ---------------------------------------      -----------------------------------

(C)  ----------------------------------------     ---------------------------------------      -----------------------------------

(D)  ----------------------------------------     ---------------------------------------      -----------------------------------

Indicate A, B, C and/or D

        A
-------------------------(1) Exercise all of the powers listed in (2) through (6).
-------------------------(2) Open any deposit or checking account(s) in the name of this partnership.
-------------------------(3) Endorse checks and orders for the payment of money and withdraw funds on deposit with this Financial
                             Institution.
                                                Number of authorized signatures required for this purpose          1
                                                                                                          ------------------------.
-------------------------(4) Borrow money on behalf and in the name of this partnership, sign, execute and deliver promissory notes or other evidences of indebtedness.
                                                Number of authorized signatures required for this purpose          1
                                                                                                          ------------------------.
-------------------------(5) Endorse, assign, transfer, mortgage or pledge bills receivable, warehouse receipts, bills of lading, stocks, bonds, real estate or other property now owned or hereafter owned or acquired by this partnership as security for sums borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, notice of protest and notice of non-payment.
                                                Number of authorized signatures required for this purpose          1
                                                                                                          ------------------------.
-------------------------(6) Enter into written lease for the purpose of renting and maintaining a Safe Deposit Box in this
                             Financial Institution.
                               Number of authorized persons required to gain access and to terminate the lease   1
                                                                                                                 -----------------.

Signatures:  (Type name of each partner below each signature line.)

x
 -------------------------------------   X ---------------------------------------     X ------------------------------------------
  INVESTORS TRUST, INC.-G.P.
x BY:  /s/ Allan Fox                     X
--------------------------------------     ---------------------------------------     X ------------------------------------------
      ALLAN FOX, PRESIDENT
                                                                                                                      (page 1 of 1)


                          CORPORATE AUTHORIZATION RESOLUTION




FIRST INDEPENDENCE BANK OF FLORIDA                                           By:  INVESTORS TRUST, INC.
16740 SAN CARLOS BLVD. S.W.                                                     --------------------------------------------------
FORT MYERS, FL  33908                                                                      (Corporation)

                                                                                    P.O. BOX 6966
                                                                                --------------------------------------------------
                                                                                           (Address)

                                                                                    FT. MYERS, FL  33911
                                                                                --------------------------------------------------
                                                                                           (City, State, and Zip Code)


A.   I, THOMAS R. CRONIN, SR., certify that I am Secretary (clerk) of the above named corporation organized under the laws of
FLORIDA, Federal Employer I.D. Number:  __________________, engaged in business under the trade name of INVESTORS TRUST, INC., and that the  following is a correct copy of resolutions adopted at a meeting of the Board of Directors of this corporation duly and properly called and held on __________________.  These resolutions appear in the minutes of this meeting and have not been rescinded or modified.

B.   BE IT RESOLVED THAT,
(1)  The Financial Institution named above is designated as a depository for the funds of this corporation.

(2)  This resolution shall continue to have effect until express written notice of its rescission or modification has been received and recorded by this Financial Institution.

(3)  All transactions, if any, with respect to any deposits, withdrawals, rediscounts and borrowing by or on behalf of this corporation with this Financial Institution prior to the adoption of this resolution are hereby ratified, approved and confirmed.

(4)  Any of the persons named below, so long as they act in a representative capacity as agents of this corporation, are authorized to make any and all other contracts, agreements, stipulations and orders which they may deem advisable for the effective exercise of the powers indicated below, from time to time with this Financial Institution, concerning funds deposited in this
Financial Institution, moneys borrowed from this Financial Institution or any other business transacted by and between this corporation and this Financial Institution subject to any restrictions stated below.

(5)  Any and all prior resolutions adopted by the Board of Directions of the corporation and certified to this Financial
Institution as governing the operation of this corporation's account(s), are in full force and effect, unless supplemented or modified by this authorization.

(6)  This corporation agrees to the terms and conditions of any account agreement, property opened by any authorized representative(s) of this corporation, and authorizes the Financial Institution named above, at any time, charge this corporation, and authorizes the Financial Institution named above, at any time, to charge this corporation for all checks, drafts, or other orders, for the payment of money that are drawn on this Financial Institution, regardless of by whom or by what means the facsimile signature(s) may have been affixed so long as they resemble the facsimile signature specimens in Section C. (or the facsimile signature specimens that this corporation files with this Financial Institution from time to time) and contain the required number of signatures for this purpose.

C.  If indicated, any person listed below (subject to any expressed restrictions) is authorized to:

               Name and Title                              Signature                                 Facsimile Signature


(A)   ALLAN FOX, PRESIDENT                          /s/ Allan Fox
     ----------------------------------------     ---------------------------------------      -----------------------------------
(B)  THOMAS R. CRONIN, SR., SECRETARY/TREAS.       /s/ Thomas R. Cronin
     ----------------------------------------     ---------------------------------------      -----------------------------------
(C)
     ----------------------------------------     ---------------------------------------      -----------------------------------
(D)
     ----------------------------------------     ---------------------------------------      -----------------------------------

Indicate A, B, C and/or D


        A B
-------------------------(1) Exercise all of the powers listed in (2) through (6).
-------------------------(2) Open any deposit or checking account(s) in the name of this corporation.
-------------------------(3) Endorse checks and orders for the payment of money and withdraw funds on deposit with this Financial
                             Institution.
                                                Number of authorized signatures required for this purpose          1
                                                                                                          ------------------------.

-------------------------(4) Borrow money on behalf and in the name of this corporation, sign, execute and deliver promissory notes or other evidences of indebtedness.
                                                Number of authorized signatures required for this purpose          1
                                                                                                          ------------------------.
-------------------------(5) Endorse, assign, transfer, mortgage or pledge bills receivable, warehouse receipts, bills of lading stocks, bonds, real estate or other property now owned or hereafter owned or acquired by this corporation as security for sums borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, and notice of protest and notice of non-payment.
                                                Number of authorized signatures required for this purpose          1
                                                                                                           -----------------------.
-------------------------(6) Enter into written lease for the purpose of renting and maintaining a Safe Deposit Box in this
                             Financial Institution.
                               Number of authorized persons required to gain access and to ferminate the lease     1
                                                                                                                 -----------------.
D.  I further certify that the Board of Directors of the corporation has, and at the time of adoption of this resolution had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers granted to the persons named who have full power and lawful authority to exercise the same.

                                           In Witness Whereof, I have hereunto subscribed my name and affixed the seal of this corporation on

--------------------------

         IMRPINT                           --------------------------------------------------------------
           SEAL
           HERE                             /s/ Allan Fox                                 /s/ Thomas R. Cronin, Sr.
                                           ---------------------------------------       ------------------------------------------
                                            Attest by One Other Officer                           Secretary
                                                                                          THOMAS R. CRONIN, SR


                                                                   (page 1 of 1)